Exhibit 10.25

AMENDMENT TO Series F TRANSACTION DOCUMENTS

This AMENDMENT TO SERIES F TRANSACTION DOCUMENTs (this “Amendment”) dated as of July [__], 2018, and effective as of January 1, 2018 (the “Effective Date”) is entered into by Summit Semiconductor, Inc., a Delaware corporation (the “Company”), and [HOLDER] or [his/her/its] assigns (the “Holder”).

Recitals

WHEREAS, the Company and the Holder (collectively, the “Parties”) entered into that certain Securities Purchase Agreement, dated November 30, 2017, as amended, modified or supplemented from time to time in accordance with its terms (the “Agreement”);

WHEREAS, pursuant to the Agreement, the Holder beneficially owns and holds that certain Series F Senior Secured 15% Convertible Note, due June 30, 2018 (the “Maturity Date”), as amended, modified or supplemented from time to time in accordance with its terms (the “Note”), and a warrant, as amended, modified or supplemented from time to time in accordance with its terms (the “Warrant”), to purchase [_______] common units of the Company;

WHEREAS, the Company converted from a Delaware limited liability company to a Delaware corporation effective December 31, 2017 (the “Corporate Conversion”);

WHEREAS, due to the Corporate Conversion, the Warrant became exercisable into [_____] shares of common stock, par value $0.0001 per share, of the Company;

WHEREAS, pursuant to the Agreement, the Company and the Holder entered into that certain Security Agreement, dated November 30, 2017 (the “Security Agreement”; and together with the Agreement, the Note and the Warrant, the “Transaction Documents”); and

WHEREAS, the Parties desire to that the Transaction Documents be amended to reflect the Corporate Conversion, to extend the Maturity Date and to modify the terms under which the Note can be converted, as specified below.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual representations, warranties, covenants, and agreements herein contained, the Parties agree as follows:

Agreement

Section 1.          Defined Terms. Unless otherwise indicated herein, all terms which are capitalized but are not otherwise defined herein shall have the meaning ascribed to them in the Transaction Documents.

Section 2.            General Amendments to the Transaction Documents.

I.           Wherever the Company’s name appears as “Summit Semiconductor, LLC” in any of the Transaction Documents, it shall be replaced with “Summit Semiconductor, Inc.”

II.          Wherever the phrase “Delaware limited liability company” appears in any of the Transaction Documents, it shall be replaced with “Delaware corporation”.

III.         Wherever the term “Common Unit” appears in any of the Transaction Documents, it shall be replaced with “Common Stock”. Further, wherever appropriate, the phrases “shares of” or “share of” shall precede “Common Stock”.

IV.        Wherever the term “Conversion Units” appears in any of the Transaction Documents, it shall be replaced with “Conversion Shares”.

V.         Wherever the term “Warrant Units” appears in any of the Transaction Documents, it shall be replaced with “Warrant Shares”.

VI.        Wherever the terms “member” or “members” appear in any of the Transaction Documents, each shall be replaced with “shareholder” or “shareholders”, respectively.

VII.       Wherever the term “certificate of formation” appears in any of the Transaction Documents, it shall be replaced with “certificate of incorporation”.

VIII.     Wherever the term “Operating Agreement” appears in any of the Transaction Documents, it shall be either replaced with “Certificate of Incorporation” or deleted in its entirety, as appropriate.

IX.       The Company’s principal office and address for notice shall be modified in the Transaction Documents to 6840 Via Del Oro Ste. 280, San Jose, CA 95119.

X.        Any other modifications, additions, or deletions reasonably necessary to properly interpret any of the Transaction Documents solely to reflect the Corporate Conversion shall be deemed amended hereby accordingly.

Section 3.          Amendments to the Agreement.

I.         Section 3.1(cc) is hereby added to the Agreement as follows:

“(cc)       Certain Fees. Other than as set forth on Schedule 3.1(cc), no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.”

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II.        Section 4.3(a) of the Agreement is hereby amended and restated in its entirety as follows:

“(a)          Until the latest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, and so long as the Company is a reporting company pursuant to the Exchange Act, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date thereof pursuant to the Exchange Act even if the Company subsequently is no longer then subject to the reporting requirements of the Exchange Act.”

Section 4.          Amendments to the Note.

I.         The second paragraph of the Note is hereby amended and restated in its entirety as follows:

“FOR VALUE RECEIVED, the Company promises to pay to [________] or [his/her/its] registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $[______], together with interest, on July 25, 2018 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder. This Note is subject to the following additional provisions:”

II.        Section 1 of the Note is hereby amended and restated in its entirety as follows:

“Section 1.       Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Exchange Agreement (as defined below) and (b) the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

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“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 4(d)(iv).

“Common Stock” means the common stock, par value $0.0001 per share, of the Company, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or any of its subsidiaries which would entitle the holder thereof to acquire at any time shares of Common Stock (as defined below), including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the Holder to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(c).

“Conversion Shares” means, collectively, the Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“Event of Default” shall have the meaning set forth in Section 6(a).

“Interest Rate” shall be 15% annualized.

“New York Courts” shall have the meaning set forth in Section 7(d).

“Note Register” shall have the meaning set forth in Section 2.

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Organic Change” shall have the meaning set forth in Section 4(d).

“Original Issue Date” means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of November 30, 2017 among the Company and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(e)(ii).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock (or an equivalent thereof) is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board or the Pink OTC Markets (or any successors to any of the foregoing).”

III.       Section 4(b) of the Note is hereby amended and restated in its entirety as follows:

“b)         Mandatory Conversion. In the event that the Company completes an IPO, the aggregate Principal Amount of this Note (plus any accrued but unpaid interest) shall be converted, automatically and without any further action on the part of the Holder, the Company or any other Person, into that number of Common Shares (or an equivalent thereof) as is equal to the quotient obtained by dividing (i) the aggregate Principal Amount of this Note (plus any accrued but unpaid interest) by (ii) the Conversion Price.”

IV.       Section 4(c) of the Note is hereby amended and restated in its entirety as follows:

“c)         Conversion Price. The “Conversion Price” in effect on a Conversion Date in connection with the Company’s initial public offering of Common Stock (the “IPO”) shall be equal to the lesser of (i) (A) $4.50 or (ii) (A) the highest price per share of Common Stock sold in the Company’s initial public offering, multiplied by (B) 60%; and on any other Conversion Date, the Conversion Price shall be $4.50. In the event the Company (i) issues a dividend or dividends on Common Stock payable in shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes), (ii) subdivides outstanding Common Stock into a larger number of Common Stock, (iii) combines (including by way of a reverse split) outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issues, in the event of a reclassification of Common Stock, any shares of Common Stock, then the Conversion Price shall be adjusted by multiplying the Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders of the Company entitled to receive such distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.”

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V.        Wherever else the date “June 30, 2018” appears in the Note, it shall be replaced with “July 25, 2018”.

Section 5.           Amendments to Warrant.

I.          The first paragraph of the Warrant is hereby amended and restated in its entirety as follows:

“THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received [HOLDER] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth and in the Securities Purchase Agreement between the Company and the Holder (the “Purchase Agreement”), at any time on or after the Original Issue Date and on or prior to the close of business on the fifth anniversary of the Original Issue Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Summit Semiconductor, Inc., a Delaware corporation (the “Company”), up to shares [_______] Common Stock (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).”

II.         Section 2(b) of the Warrant is hereby amended and restated in its entirety as follows:

“b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be the lesser of (A) $5.40 or (B) 20% greater than the Conversion Price of the Notes (the “Exercise Price”).”

Section 6.          Ratifications; Inconsistent Provisions; Severability. Except as otherwise expressly provided herein the Note is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date, all references in the Note to “this Note”, as well as “hereto”, “hereof”, “hereunder” or words of like import referring to the Note, as applicable, shall mean the Note, as applicable and as amended by this Amendment. Notwithstanding the foregoing to the contrary, to the extent that there is any inconsistency between the provisions of the Agreement, the Note or the other Transaction Documents, and this Amendment, the provisions of this Amendment shall control and be binding. In the event and to the extent that any provision of this Amendment shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provisions of this Amendment, all of which shall remain fully enforceable as set forth herein.

Section 7.          Acknowledgments. The Holder acknowledges and agrees that the Company is not in default under the Note or any of the related Transaction Documents. As such, this Amendment represents the compromise between the Parties and is not intended as an admission of any default, liability, fault, claim, wrongdoing, or the like of or by the Company. The Company explicitly denies any and all liability with regard to any potential claims that could be made by the Holder and the Holder acknowledges the foregoing.

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Section 8.          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment (irrespective of the place where it is executed and delivered) shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party hereto agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Amendment (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Amendment), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that such party is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each of the Parties hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If either of the Parties shall commence an action, suit or proceeding to enforce any provisions of the Amendment, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 9.          Headings. The headings contained herein are for convenience only, do not constitute a part of this Amendment and shall not be deemed to limit or affect any of the provisions hereto.

Section 10.       Counterparts. This Amendment may be executed in any number of counterparts, all of which will constitute one and the same instruments and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other party. Facsimile, PFD, or other electronic transmission of any signed original document shall be deemed the same as delivery of an original.

[Signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the date first written above by its respective officers thereunto duly authorized.

SUMMIT SEMICONDUCTOR, Inc.

By:
Name: Brett Moyer
Title: Chief Executive Officer

Acknowledged and Accepted as of
the date first written above:

[HOLDER]

By:
Name:
Title:

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